SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 __________


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported)   JUNE 21, 1999


                      PLUM CREEK TIMBER COMPANY, L.P.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


           DELAWARE                    1-10239              91-1443693
  ----------------------------       ------------       -------------------
  (State or other jurisdiction       (Commission        (I.R.S. Employer
      of incorporation or            File Number)       Identification No.)
         organization)


        999 THIRD AVENUE, SUITE 2300
           SEATTLE, WASHINGTON                         98104-4096
  ----------------------------------------             ----------
  (Address of principal executive offices)             (Zip Code)


   Registrant's telephone number, including area code    (206) 467-3600



 ITEM 5. OTHER EVENTS

      On June 21, 1999, the Delaware Court of Chancery approved the settlement of the previously disclosed litigation against the Registrant relating to its proposed conversion from a publicly traded limited partnership to a Real Estate Investment Trust. The registrant has indicated its intention to consummate this conversion on July 1, 1999.


 ITEM 7. EXHIBITS

      99.1  Press Release



                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PLUM CREEK TIMBER COMPANY, L.P.


                                  By:  Plum Creek Management Company L.P.,
                                       its General Partner


   Date:  June 21, 1999           By:  /s/  William R. Brown
                                       -----------------------------------
                                       William R. Brown
                                       Executive Vice President and
                                         Chief Financial Officer




                              EXHIBIT INDEX

 Exhibit    Description
 -------    -----------
 99.1       Press Release